UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04894

Franklin Managed Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices)(Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 9/30

Date of reporting period: 9/30/18

Item 1.	Reports to Stockholders.

Annual Report and Shareholder Letter September 30, 2018

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

The 12 months ended September 30, 2018, benefited from mostly upbeat economic data as corporate earnings increased, the U.S. job market continued to improve and the unemployment rate declined. Under new chairman Jerome Powell, the U.S. Federal Reserve (Fed) increased its federal funds rate by 0.25% in March, June and September 2018, after a 0.25% increase in December 2017, bringing the rate from 1.25% at the start of the period to 2.25% by period-end. In September, the Fed cited growing business investment and household spending as further evidence of strong economic growth. The Fed also stated that inflation remained near 2.00% and that longer-term inflation expectations had changed little. The 10-year U.S. Treasury yield began the period at 2.33% and ended the period at 3.05%. Within this environment, U.S. stocks, as measured by the Standard & Poor’s 500® Index, increased 17.91%.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

The enclosed annual report for Franklin Rising Dividends Fund includes more detail about prevailing conditions during the period and a discussion about investment decisions. We encourage you to discuss your investment goals with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. Please remember all securities markets fluctuate, as do mutual fund prices.

We are grateful for the trust you have placed in Franklin Rising Dividends Fund and look forward to continuing to serve your investment needs.

Sincerely,

Donald G. Taylor, CPA

President and Chief Investment Officer

Franklin Managed Trust

This letter reflects our analysis and opinions as of September 30, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Annual Report	franklintempleton.com

Annual Report

Franklin Rising Dividends Fund

This annual report for Franklin Rising Dividends Fund covers the fiscal year ended September 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Preservation of capital, while not a primary goal, is also an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in companies that have paid consistently rising dividends. The Fund invests predominantly in equity securities, primarily common stock. Companies that have paid consistently rising dividends per share include those companies that currently pay dividends on their common stocks and have maintained or increased their dividend rate during the last four consecutive years. The Fund may invest up to 25% of its total assets in foreign securities.

Performance Overview

For the 12 months under review, the Fund’s Class A shares delivered a +15.77% cumulative total return. In comparison, the Fund’s benchmark, the Standard & Poor’s® 500 Index (S&P 500®), which is a broad measure of U.S. stock performance, generated a +17.91% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. economy grew during the 12 months under review. The economy grew faster in 2018’s second quarter, driven by consumer spending, business investment, exports and government spending, but moderated in the third quarter due to declines in exports and housing investment. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.2% in September 2017, as reported at the beginning of the 12-month period, to a nearly 49-year low of 3.7% at period-end.2 Annual inflation, as measured by the Consumer Price Index, increased from 2.2% in September 2017, as reported at the beginning of the period, to 2.3% at period-end.2

The U.S. Federal Reserve (Fed) began reducing its balance sheet in October 2017 as part of an ongoing effort to normalize its monetary policy. At its December 2017 meeting, the Fed raised its target range for the federal funds rate 0.25%. In his congressional testimonies in February and July 2018, as well as at the Fed symposium in August, Fed Chair Jerome Powell reiterated the Fed’s intention to gradually raise interest rates. As widely expected, the Fed further raised its target range for the federal funds rate 0.25% each at its March, June and September 2018 meetings, to 2.00%–2.25%. At its September meeting, the Fed raised its forecast for U.S. economic growth in 2018 and 2019 and projected one more rate increase in 2018.

U.S. equity markets rose overall during the period, benefiting from mostly upbeat economic data and better U.S. corporate earnings. Markets were also supported by the expectations of gradual rate increases and the passage of the U.S. tax reform bill. After reaching record highs in January 2018, U.S. stocks declined amid concerns that strong economic growth and rising inflation would lead the Fed to increase its target rate faster than expected, as well as fears of tighter regulation of information technology and technology-related companies. Other factors that curbed investor sentiment included tensions between the U.S. and North Korea at certain times during the period, political uncertainties in the U.S., the Trump administration’s protectionist policies and escalating trade tensions between the U.S. and China. Partially offsetting these concerns were an overall easing of tensions in the Korean peninsula in the latter part of the period, intermittent U.S.-China trade negotiations, an agreement between the U.S. and the European Union to try to reduce trade barriers and a

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 16.

franklintempleton.com	Annual Report	3

FRANKLIN RISING DIVIDENDS FUND

trade deal between the U.S. and Mexico that Canada joined at period-end. In this environment, the broad U.S. stock market, as measured by the S&P 500, reached a new all-time high in September and generated a +17.91% total return for the 12-month period.1

Investment Strategy

We base our investment strategy on our belief that companies with consistently rising dividends should, over time, also experience stock price appreciation. We select portfolio securities based on several criteria. To be eligible for purchase, stocks generally will pass certain screening criteria, such as consistent and substantial dividend increases, reinvested earnings, long-term debt that is no more than 50% of total capitalization or senior debt that has been rated investment grade by at least one of the major bond rating organizations and relatively low price/earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at what we believe are attractive prices.

Manager’s Discussion

During the 12 months under review, holdings that positively contributed to Fund performance included Microsoft, Becton, Dickinson and Co. and Roper Technologies.

Shares of Microsoft, a software and information technology (IT) services company, appreciated during the period, driven by the company’s continued successful transition to the cloud. Office 365 and Azure continued to deliver strong results, driving revenue, margin and earnings growth. In addition, Microsoft’s Windows, gaming and hardware businesses performed above expectations, and strict cost control measures also contributed to earnings growth. The company has raised its dividend for 15 consecutive years.

Shares of Becton, Dickinson and Co., a global medical technology company, rose due to strong consecutive earnings reports. The company is in the early stages of integrating Bard, acquired in December 2017, which resulted in an accelerated revenue growth trajectory. In addition, we think successive waves of cost synergies, initially from procurement savings and subsequently from manufacturing and distribution efficiencies, could help income growth in the coming years. The company has raised its dividend for 46 years.

Roper Technologies, a diversified industrial company, enjoyed solid stock price performance as it continued to post strong revenue and earnings growth as well as robust cash flow results. Investor sentiment remained strong despite the August announcement that that the company’s long-time chief

Portfolio Composition

Based on Total Net Assets as of 9/30/18

executive officer (CEO) would step down due to health-related reasons. Chief operating officer Neil Hunn assumed the top role effective September 1, 2018, and announced that he did not anticipate significant changes to company strategy. The company has grown its dividend for 25 consecutive years.

Detractors from Fund performance included Albemarle, DENTSPLY SIRONA and Schlumberger.

4	Annual Report	franklintempleton.com

FRANKLIN RISING DIVIDENDS FUND

Shares of Albemarle, a specialty chemicals producer, declined despite ongoing strong performance during the period. Although lithium producers broadly believed that the industry is unlikely to suffer from oversupply in the next few years, investor concerns surrounding the possible negative impact to pricing from such a scenario continued to weigh on the industry as a whole. We feel that Albemarle’s long-term contracts, priced below recent lithium spot prices, and low cost position could provide insulation from spot price fluctuations. The company has increased its dividend for 24 consecutive years.

Shares of DENTSPLY SIRONA, a manufacturer of dental supplies, fell due to successive lower revenue guidance that were driven by inventory destocking by its distributors. Although the company performed poorly for a time due to the slow integration of Dentsply with Sirona, the company’s new CEO and chief financial officer were focused on reducing costs and reaccelerating revenue growth. Key strategic initiatives included optimizing and bolstering the sales force and improving performance in key areas such as digital imaging, where competitors may have undercut DENTSPLY SIRONA on price, which we believe could improve performance. The company has raised its dividend for six consecutive years.

Shares of Schlumberger, an oil and gas services company, declined during the period based on mounting investor concerns that increased Russian and OPEC production would drive down oil prices and reduce oil field activity. Additionally, limited pipeline capacity increasingly restrained oil field activity in the U.S. Permian Basin region. The company expects additional pipeline capacity to come on line over the next 12 months, which we believe could help alleviate this constraint. We think Schlumberger’s regional diversification, including its leading position in international markets, could also position it well to weather this temporary setback.

We initiated new positions in Raytheon, an aerospace and defense manufacturer (14 consecutive years of dividend increases) and Boeing, an aerospace company (seven consecutive years of dividend increases). We added to existing holdings including EOG Resources, an oil and gas exploration company; Analog Devices, an integrated circuits manufacturer (15 consecutive years of dividend increases); and the aforementioned Albemarle (24 consecutive years of dividend increases). We exited positions including Archer-Daniels-Midland, Comcast and Brady. We reduced our holdings in several positions including John Wiley & Sons, Target and Exxon Mobil.

Top 10 Holdings

9/30/18

Company Sector/Industry	% of Total Net Assets

Microsoft Corp. Software & Services	5.9%

Roper Technologies Inc. Industrial Conglomerates	5.2%

Becton, Dickinson and Co. Health Care Equipment & Services	3.7%

Stryker Corp. Health Care Equipment & Services	3.7%

Honeywell International Inc. Industrial Conglomerates	3.6%

Albemarle Corp. Materials	3.5%

Accenture PLC Software & Services	3.4%

Praxair Inc. Materials	3.2%

Texas Instruments Inc. Semiconductors & Semiconductor Equipment	3.0%

Medtronic PLC Health Care Equipment & Services	3.0%

Our 10 largest positions on September 30, 2018, represented 38.2% of the Fund’s total net assets. It is interesting to note how these 10 companies fit the Fund’s screening criteria. On average, they have raised their dividends 24 years in a row and by 310% over the past 10 years. Their most recent year-over-year dividend increases averaged 10.3% with a dividend yield of 1.6% on September 30, 2018, and a dividend payout ratio of 36.2%, based on estimates of calendar-year 2018 operating earnings. Their average price/earnings ratio was 22.7 times 2018 estimates versus 17.8 for that of the unmanaged S&P 500.

franklintempleton.com	Annual Report	5

FRANKLIN RISING DIVIDENDS FUND

Thank you for your participation in Franklin Rising Dividends Fund. We look forward to continuing to serve your investment needs.

Donald G. Taylor, CPA Lead Portfolio Manager

Nicolas Getaz, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

6	Annual Report	franklintempleton.com

FRANKLIN RISING DIVIDENDS FUND

Performance Summary as of September 30, 2018

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 9/30/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3

1-Year	+15.77%	+9.40%

5-Year	+69.99%	+9.94%

10-Year	+184.01%	+10.38%

Advisor

1-Year	+16.07%	+16.07%

5-Year	+72.14%	+11.47%

10-Year	+191.38%	+11.29%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

franklintempleton.com	Annual Report	7

FRANKLIN RISING DIVIDENDS FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (10/1/08–9/30/18)

Advisor Class (10/1/08–9/30/18)

See page 9 for Performance Summary footnotes.

8	Annual Report	franklintempleton.com

FRANKLIN RISING DIVIDENDS FUND

PERFORMANCE SUMMARY

Distributions (10/1/17–9/30/18)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total

A	$0.6586	$0.0809	$1.3144	$2.0539
C	$0.2153	$0.0809	$1.3144	$1.6106
R	$0.4995	$0.0809	$1.3144	$1.8948
R6	$0.8986	$0.0809	$1.3144	$2.2939
Advisor	$0.8110	$0.0809	$1.3144	$2.2063

Total Annual Operating Expenses[6]

Share Class
A	0.90%
Advisor	0.65%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. For stocks paying dividends, dividends are not guaranteed, and can increase, decrease or be totally eliminated without notice. While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve heightened risks and should be considered speculative. Historically, smaller and midsize-company securities have been more volatile in price than larger company securities, especially over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

4. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. 5. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	9

FRANKLIN RISING DIVIDENDS FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Expenses Paid During Period 4/1/18–9/30/18[1,2]	Ending Account Value 9/30/18	Expenses Paid During Period 4/1/18–9/30/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,114.20	$4.50	$1,020.81	$4.31	0.85%
C	$1,000	$1,110.20	$8.46	$1,017.05	$8.09	1.60%
R	$1,000	$1,112.90	$5.83	$1,019.55	$5.57	1.10%
R6	$1,000	$1,116.10	$2.81	$1,022.41	$2.69	0.53%
Advisor	$1,000	$1,115.70	$3.18	$1,022.06	$3.04	0.60%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

10	Annual Report	franklintempleton.com

FRANKLIN MANAGED TRUST

Financial Highlights

Franklin Rising Dividends Fund

	Year Ended September 30,
	2018	2017	2016	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$58.98	$53.47	$47.01	$49.72	$45.46

Income from investment operations[a]:
Net investment income[b]	0.70	0.69	0.69	0.64	0.55
Net realized and unrealized gains (losses)	8.40	6.75	8.26	(2.22)	4.50

Total from investment operations	9.10	7.44	8.95	(1.58)	5.05

Less distributions from:
Net investment income	(0.66)	(0.82)	(0.58)	(0.63)	(0.79)
Net realized gains	(1.40)	(1.11)	(1.91)	(0.50)	—

Total distributions	(2.06)	(1.93)	(2.49)	(1.13)	(0.79)

Net asset value, end of year	$66.02	$58.98	$53.47	$47.01	$49.72

Total return[c]	15.77%	14.36%	19.51%	(3.35)%	11.16%

Ratios to average net assets
Expenses[d]	0.87%	0.91%	0.91%	0.92%	0.91%
Net investment income	1.14%	1.25%	1.38%	1.25%	1.12%

Supplemental data
Net assets, end of year (000’s)	$12,295,189	$11,626,959	$11,662,059	$10,220,847	$10,615,668
Portfolio turnover rate	1.63%	3.09%	1.74%	8.51%	4.42%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	11

FRANKLIN MANAGED TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends Fund (continued)

	Year Ended September 30,
	2018	2017	2016	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$57.86	$52.50	$46.26	$48.94	$44.62

Income from investment operations[a]:
Net investment income[b]	0.24	0.28	0.31	0.25	0.18
Net realized and unrealized gains (losses)	8.25	6.62	8.12	(2.18)	4.42

Total from investment operations	8.49	6.90	8.43	(1.93)	4.60

Less distributions from:
Net investment income	(0.22)	(0.43)	(0.28)	(0.25)	(0.28)
Net realized gains	(1.40)	(1.11)	(1.91)	(0.50)	—

Total distributions	(1.62)	(1.54)	(2.19)	(0.75)	(0.28)

Net asset value, end of year	$64.73	$57.86	$52.50	$46.26	$48.94

Total return[c]	14.92%	13.49%	18.62%	(4.07)%	10.32%

Ratios to average net assets
Expenses[d]	1.62%	1.66%	1.66%	1.67%	1.66%
Net investment income	0.39%	0.50%	0.63%	0.50%	0.37%

Supplemental data
Net assets, end of year (000’s)	$2,980,374	$2,907,500	$2,956,171	$2,644,955	$2,775,137
Portfolio turnover rate	1.63%	3.09%	1.74%	8.51%	4.42%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MANAGED TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends Fund (continued)

		Year Ended September 30,
	2018	2017	2016	2015	2014
Class R
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$58.76	$53.28	$46.87	$49.56	$45.26

Income from investment operations[a]:

Net investment income[b]	0.55	0.57	0.57	0.51	0.42
Net realized and unrealized gains (losses)	8.37	6.71	8.22	(2.20)	4.48

Total from investment operations	8.92	7.28	8.79	(1.69)	4.90

Less distributions from:

Net investment income	(0.50)	(0.69)	(0.47)	(0.50)	(0.60)

Net realized gains	(1.40)	(1.11)	(1.91)	(0.50)	—
Total distributions	(1.90)	(1.80)	(2.38)	(1.00)	(0.60)

Net asset value, end of year	$65.78	$58.76	$53.28	$46.87	$49.56

Total return	15.50%	14.07%	19.20%	(3.58)%	10.86%

Ratios to average net assets
Expenses[c]	1.12%	1.16%	1.16%	1.17%	1.16%
Net investment income	0.89%	1.00%	1.13%	1.00%	0.87%

Supplemental data
Net assets, end of year (000’s)	$203,792	$227,179	$247,961	$243,597	$332,943
Portfolio turnover rate	1.63%	3.09%	1.74%	8.51%	4.42%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN MANAGED TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends Fund (continued)

		Year Ended September 30,
	2018	2017	2016	2015	2014

Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$58.97	$53.46	$46.98	$49.67	$45.50

Income from investment operations[a]:

Net investment income[b]	0.83	0.92	0.90	0.84	0.74
Net realized and unrealized gains (losses)	8.47	6.73	8.24	(2.20)	4.50

Total from investment operations	9.30	7.65	9.14	(1.36)	5.24

Less distributions from:
Net investment income	(0.90)	(1.03)	(0.75)	(0.83)	(1.07)
Net realized gains	(1.40)	(1.11)	(1.91)	(0.50)	—

Total distributions	(2.30)	(2.14)	(2.66)	(1.33)	(1.07)

Net asset value, end of year	$65.97	$58.97	$53.46	$46.98	$49.67

Total return	16.18%	14.80%	19.97%	(2.93)%	11.59%

Ratios to average net assets
Expenses[c]	0.53%	0.52%	0.52%	0.52%	0.52%
Net investment income	1.48%	1.64%	1.77%	1.65%	1.51%

Supplemental data
Net assets, end of year (000’s)	$1,743,486	$523,985	$586,747	$553,301	$597,859
Portfolio turnover rate	1.63%	3.09%	1.74%	8.51%	4.42%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MANAGED TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends Fund (continued)

	Year Ended September 30,
	2018	2017	2016	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$58.95	$53.45	$46.97	$49.68	$45.48

Income from investment operations[a]:
Net investment income[b]	0.90	0.78	0.81	0.77	0.67
Net realized and unrealized gains (losses)	8.34	6.79	8.26	(2.22)	4.50

Total from investment operations	9.24	7.57	9.07	(1.45)	5.17

Less distributions from:
Net investment income	(0.81)	(0.96)	(0.68)	(0.76)	(0.97)
Net realized gains	(1.40)	(1.11)	(1.91)	(0.50)	—
Total distributions	(2.21)	(2.07)	(2.59)	(1.26)	(0.97)

Net asset value, end of year	$65.98	$58.95	$53.45	$46.97	$49.68

Total return	16.07%	14.65%	19.81%	(3.11)%	11.43%

Ratios to average net assets
Expenses[c]	0.62%	0.66%	0.66%	0.67%	0.66%
Net investment income	1.39%	1.50%	1.63%	1.50%	1.37%

Supplemental data
Net assets, end of year (000’s)	$2,883,129	$3,292,740	$2,105,241	$1,671,632	$1,900,482
Portfolio turnover rate	1.63%	3.09%	1.74%	8.51%	4.42%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN MANAGED TRUST

Statement of Investments, September 30, 2018

Franklin Rising Dividends Fund

	Shares	Value
Common Stocks 98.9%
Aerospace & Defense 4.8%
The Boeing Co.	29,600	$11,008,240
General Dynamics Corp.	2,209,190	452,265,377
Raytheon Co.	352,500	72,847,650
United Technologies Corp.	3,110,536	434,884,038

		971,005,305

Building Products 1.5%
Johnson Controls International PLC	8,353,749	292,381,215

Commercial & Professional Services 2.3%
ABM Industries Inc.	1,145,249	36,934,280
Cintas Corp.	1,484,100	293,569,821
[a]Matthews International Corp., A	2,538,911	127,326,387

		457,830,488

Consumer Durables & Apparel 1.9%
NIKE Inc., B	4,610,400	390,593,088

Consumer Services 2.2%
McDonald’s Corp.	1,968,454	329,302,670
Yum! Brands Inc.	1,255,000	114,092,050

		443,394,720

Diversified Financials 0.2%
State Street Corp.	469,000	39,292,820

Electrical Equipment 0.7%
nVent Electric PLC (United Kingdom)	5,297,468	143,879,231

Energy 7.2%
[b]Apergy Corp.	2,481,950	108,113,742
Chevron Corp.	2,421,000	296,039,880
EOG Resources Inc.	1,619,600	206,612,372
Exxon Mobil Corp.	2,620,300	222,777,906
Occidental Petroleum Corp.	3,742,600	307,529,442
Schlumberger Ltd.	4,900,529	298,540,227

		1,439,613,569

Food & Staples Retailing 2.4%
Walgreens Boots Alliance Inc.	3,113,047	226,941,126
Walmart Inc.	2,732,764	256,633,867

		483,574,993

Food, Beverage & Tobacco 4.4%
Bunge Ltd.	4,111,980	282,534,146
McCormick & Co. Inc.	2,199,800	289,823,650
PepsiCo Inc.	2,785,677	311,438,688

		883,796,484

Health Care Equipment & Services 15.0%
Abbott Laboratories	4,121,500	302,353,240
Becton, Dickinson and Co.	2,863,656	747,414,216
CVS Health Corp.	2,357,300	185,566,656
DENTSPLY SIRONA Inc.	1,755,000	66,233,700
Medtronic PLC	6,067,400	596,850,138
Stryker Corp.	4,162,618	739,613,966
West Pharmaceutical Services Inc.	3,141,600	387,893,352

		3,025,925,268

16	Annual Report	franklintempleton.com

FRANKLIN MANAGED TRUST

STATEMENT OF INVESTMENTS

Franklin Rising Dividends Fund (continued)

	Shares	Value
Common Stocks (continued)
Household & Personal Products 2.6%
Colgate-Palmolive Co.	3,874,610	$259,405,140
The Procter & Gamble Co.	3,205,688	266,809,412

		526,214,552

Industrial Conglomerates 9.0%
Carlisle Cos. Inc.	322,529	39,284,032
Honeywell International Inc.	4,316,000	718,182,400
Roper Technologies Inc.	3,544,402	1,049,887,317

		1,807,353,749

Insurance 2.0%
Aflac Inc.	3,129,420	147,301,799
Arthur J. Gallagher & Co.	815,000	60,668,600
Erie Indemnity Co., A	1,454,822	185,533,450

		393,503,849

Machinery 3.9%
Donaldson Co. Inc.	2,883,204	167,975,465
Dover Corp.	4,420,500	391,346,865
Pentair PLC (United Kingdom)	5,292,268	229,419,818
Stanley Black & Decker Inc.	22,000	3,221,680

		791,963,828

Materials 11.2%
Air Products and Chemicals Inc.	3,236,458	540,650,309
[a]Albemarle Corp.	7,067,300	705,175,194
Ecolab Inc.	1,534,472	240,574,520
Nucor Corp.	1,825,400	115,821,630
Praxair Inc.	4,005,435	643,793,568

		2,246,015,221

Media & Entertainment 0.4%
John Wiley & Sons Inc., A	1,387,724	84,096,074

Pharmaceuticals, Biotechnology & Life Sciences 4.5%
AbbVie Inc.	1,954,000	184,809,320
Johnson & Johnson	3,197,700	441,826,209
Perrigo Co. PLC	1,711,600	121,181,280
Pfizer Inc.	3,178,800	140,089,716
Roche Holding AG, ADR (Switzerland)	917,300	27,665,768

		915,572,293

Retailing 4.7%
The Gap Inc.	4,700,900	135,620,965
The Home Depot Inc.	21,500	4,453,725
Ross Stores Inc.	4,307,450	426,868,295
Target Corp.	1,837,391	162,076,260
Tiffany & Co.	1,677,691	216,371,808

		945,391,053

Semiconductors & Semiconductor Equipment 5.7%
Analog Devices Inc.	5,126,519	473,997,947
Texas Instruments Inc.	5,589,400	599,686,726
Versum Materials Inc.	1,784,229	64,250,086

		1,137,934,759

franklintempleton.com	Annual Report	17

FRANKLIN MANAGED TRUST

STATEMENT OF INVESTMENTS

Franklin Rising Dividends Fund (continued)

	Shares	Value
Common Stocks (continued)
Software & Services 10.1%
Accenture PLC, A	4,013,700	$683,131,740
Microsoft Corp.	10,396,800	1,189,082,016
Visa Inc., A	1,015,200	152,371,368

		2,024,585,124

Technology Hardware & Equipment 0.0%†
Cisco Systems Inc.	70,000	3,405,500
Corning Inc.	195,000	6,883,500

		10,289,000

Trading Companies & Distributors 1.0%
W.W. Grainger Inc.	555,800	198,648,478

Transportation 1.2%
United Parcel Service Inc., B	2,036,700	237,784,725

Total Common Stocks (Cost $10,464,271,282)		19,890,639,886

Short Term Investments (Cost $222,499,729) 1.1%

Money Market Funds 1.1%
[c,d]Institutional Fiduciary Trust Money Market Portfolio, 1.69%	222,499,729	222,499,729

Total Investments (Cost $10,686,771,011) 100.0%		20,113,139,615
Other Assets, less Liabilities (0.0)%†		(7,168,881)

Net Assets 100.0%		$20,105,970,734

See Abbreviations on page 31.

†Rounds to less than 0.1% of net assets.

aSee Note 7 regarding holdings of 5% voting securities.

bNon-income producing.

cSee Note 3(f) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

18	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MANAGED TRUST

Financial Statements

Statement of Assets and Liabilities

September 30, 2018

Franklin Rising Dividends Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$9,973,627,053
Cost - Non-controlled affiliates (Note 3f and 7)	713,143,958

Value - Unaffiliated issuers	$19,058,138,305
Value - Non-controlled affiliates (Note 3f and 7)	1,055,001,310
Receivables:
Investment securities sold	1,609,989
Capital shares sold	19,469,946
Dividends	23,033,865
Other assets	7,578

Total assets	20,157,260,993

Liabilities:
Payables:
Capital shares redeemed	28,207,547
Management fees	8,121,412
Distribution fees	10,165,885
Transfer agent fees	3,850,982
Accrued expenses and other liabilities	944,433

Total liabilities	51,290,259

Net assets, at value	$20,105,970,734

Net assets consist of:
Paid-in capital	$10,309,041,508
Total distributable earnings (loss)	9,796,929,226

Net assets, at value	$20,105,970,734

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	19

FRANKLIN MANAGED TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

September 30, 2018

Franklin Rising Dividends Fund

Class A:
Net assets, at value	$12,295,189,464

Shares outstanding	186,248,293

Net asset value per share[a]	$66.02

Maximum offering price per share (net asset value per share ÷ 94.50%)	$69.86

Class C:
Net assets, at value	$2,980,374,162

Shares outstanding	46,043,376

Net asset value and maximum offering price per share[a]	$64.73

Class R:
Net assets, at value	$203,791,862

Shares outstanding	3,098,074

Net asset value and maximum offering price per share	$65.78

Class R6:
Net assets, at value	$1,743,485,761

Shares outstanding	26,428,978

Net asset value and maximum offering price per share	$65.97

Advisor Class:
Net assets, at value	$2,883,129,485

Shares outstanding	43,696,160

Net asset value and maximum offering price per share	$65.98

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

20	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MANAGED TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended September 30, 2018

Franklin Rising Dividends Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 369,278,060
Non-controlled affiliates (Note 3f and 7)	16,752,977

Total investment income	386,031,037

Expenses:
Management fees (Note 3a)	95,627,964
Distribution fees: (Note 3c)
Class A	29,765,604
Class C	29,337,860
Class R	1,062,274
Transfer agent fees: (Note 3e)
Class A	13,026,317
Class C	3,221,339
Class R	233,350
Class R6	339,760
Advisor Class	2,918,782
Custodian fees (Note 4)	216,234
Reports to shareholders	1,301,365
Registration and filing fees	345,922
Professional fees	243,146
Trustees’ fees and expenses	382,239
Other	296,741

Total expenses	178,318,897
Expense reductions (Note 4)	(1,664)
Expenses waived/paid by affiliates (Note 3f and 3g)	(694,317)

Net expenses	177,622,916

Net investment income	208,408,121

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	384,653,814
Non-controlled affiliates (Note 3f and 7)	48,707,086
Foreign currency transactions	(18,317)

Net realized gain (loss)	433,342,583

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	2,460,272,026
Non-controlled affiliates (Note 3f and 7)	(290,530,085)

Net change in unrealized appreciation (depreciation)	2,169,741,941

Net realized and unrealized gain (loss)	2,603,084,524

Net increase (decrease) in net assets resulting from operations	$2,811,492,645

*Foreign taxes withheld on dividends	$ 171,467

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	21

FRANKLIN MANAGED TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Rising Dividends Fund

	Year Ended September 30,

	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$ 208,408,121	$ 209,837,882
Net realized gain (loss)	433,342,583	428,946,816
Net change in unrealized appreciation (depreciation)	2,169,741,941	1,758,986,945

Net increase (decrease) in net assets resulting from operations	2,811,492,645	2,397,771,643

Distributions to shareholders: (Note 1d)
Class A	(398,280,274)	(409,229,741)
Class C	(79,151,118)	(84,511,297)
Class R	(7,035,147)	(8,170,226)
Class R6	(52,273,566)	(22,487,850)
Advisor Class	(93,524,891)	(91,640,952)

Total distributions to shareholders	(630,264,996)	(616,040,066)

Capital share transactions: (Note 2)
Class A	(678,802,613)	(1,158,160,446)
Class C	(256,671,681)	(333,314,002)
Class R	(47,107,968)	(43,879,251)
Class R6	1,056,881,995	(115,948,087)
Advisor Class	(727,919,166)	889,754,527

Total capital share transactions	(653,619,433)	(761,547,259)

Net increase (decrease) in net assets	1,527,608,216	1,020,184,318
Net assets:
Beginning of year	18,578,362,518	17,558,178,200

End of year (Note 1d)	$20,105,970,734	$18,578,362,518

22	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MANAGED TRUST

Notes to Financial Statements

Franklin Rising Dividends Fund

1. Organization and Significant Accounting Policies

Franklin Managed Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of one fund, Franklin Rising Dividends Fund (Fund) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.    Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to

franklintempleton.com	Annual Report	23

FRANKLIN MANAGED TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a.   Financial Instrument Valuation (continued)

assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of September 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance

24	Annual Report	franklintempleton.com

FRANKLIN MANAGED TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends Fund (continued)

with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f.  Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

*Effective with the current reporting period, it is no longer required to present certain line items on the Statements of Changes in Net Assets. Such disclosure changes are included in the Statements of Changes in Net Assets, therefore prior period amounts are presented below.

For the year ended September 30, 2017, distributions to shareholders were as follows:

Distributions from net investment income:
Class A	$(173,602,375)
Class C	(23,340,080)
Class R	(3,075,110)
Class R6	(10,488,255)
Advisor Class	(44,577,733)
Distributions from net realized gains:
Class A	(235,627,366)
Class C	(61,171,217)
Class R	(5,095,116)
Class R6	(11,999,595)
Advisor Class	(47,063,219)

For the year ended September 30, 2017, distributions in excess of net investment income included in net assets was $(337,674).

franklintempleton.com	Annual Report	25

FRANKLIN MANAGED TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends Fund (continued)

2. Shares of Beneficial Interest

At September 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended September 30,
	2018		2017
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	18,808,403	$1,161,605,875	26,712,031	$1,460,695,465
Shares issued in reinvestment of distributions	6,321,101	380,073,730	7,377,183	389,788,835
Shares redeemed	(36,031,200)	(2,220,482,218)	(55,031,494)	(3,008,644,746)
Net increase (decrease)	(10,901,696)	$(678,802,613)	(20,942,280)	$(1,158,160,446)

Class C Shares:
Shares sold	4,472,054	$271,543,395	6,219,735	$332,995,046
Shares issued in reinvestment of distributions	1,251,893	74,169,651	1,483,300	76,633,327
Shares redeemed	(9,930,838)	(602,384,727)	(13,764,124)	(742,942,375)
Net increase (decrease)	(4,206,891)	$(256,671,681)	(6,061,089)	$(333,314,002)

Class R Shares:
Shares sold	601,475	$37,034,012	841,966	$45,812,151
Shares issued in reinvestment of distributions	104,447	6,266,855	140,162	7,367,770
Shares redeemed	(1,473,997)	(90,408,835)	(1,769,643)	(97,059,172)
Net increase (decrease)	(768,075)	$(47,107,968)	(787,515)	$(43,879,251)

Class R6 Shares:
Shares sold[a]	21,976,032	$1,333,219,973	1,986,220	$108,705,936
Shares issued in reinvestment of distributions	816,532	49,038,863	371,886	19,638,343
Shares redeemed	(5,249,456)	(325,376,841)	(4,447,895)	(244,292,366)
Net increase (decrease)	17,543,108	$1,056,881,995	(2,089,789)	$(115,948,087)

Advisor Class Shares:
Shares sold	10,750,124	$664,749,442	29,176,917	$1,588,942,702
Shares issued in reinvestment of distributions	1,396,205	83,752,170	1,585,027	84,010,540
Shares redeemed[a]	(24,307,052)	(1,476,420,778)	(14,288,835)	(783,198,715)
Net increase (decrease)	(12,160,723)	$(727,919,166)	16,473,109	$889,754,527

aEffective October 25, 2017, a portion of Advisor Class shares were exchanged into Class R6.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

26	Annual Report	franklintempleton.com

FRANKLIN MANAGED TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends Fund (continued)

a.  Management Fees

Effective January 1, 2018, Advisers began serving as the Fund’s investment manager. Prior to January 1, 2018, Advisory Services served as the Fund’s investment manager.

The Fund pays an investment management fee based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	Over $1 billion, up to and including $5 billion
0.490%	Over $5 billion, up to and including $10 billion
0.480%	Over $10 billion, up to and including $20 billion
0.470%	In excess of $20 billion

For the year ended September 30, 2018, the gross effective investment management fee rate was 0.497% of the Fund’s average daily net assets.

b.  Administrative Fees

Effective January 1, 2018, under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund. Prior to January 1, 2018, the fee was paid by Advisory Services.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$2,893,148
CDSC retained	$162,994

franklintempleton.com	Annual Report	27

FRANKLIN MANAGED TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends Fund (continued)

3. Transactions with Affiliates (continued)

d.  Sales Charges/Underwriting Agreements (continued)

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Fund’s Prospectus.

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended September 30, 2018, the Fund paid transfer agent fees of $19,739,548, of which $8,129,189 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended September 30, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.69%	216,650,965	950,337,689	(944,488,925)	222,499,729	$222,499,729	$2,141,202	$ —	$ —

g.  Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class. Investor Services may discontinue this waiver in the future.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended September 30, 2018, the custodian fees were reduced as noted in the Statement of Operations.

28	Annual Report	franklintempleton.com

FRANKLIN MANAGED TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends Fund (continued)

5. Income Taxes

The tax character of distributions paid during the years ended September 30, 2018 and 2017, was as follows:

	2018	2017

Distributions paid from:
Ordinary income	$220,379,087	$259,875,875
Long term capital gain	409,885,909	356,164,191

	$630,264,996	$616,040,066

At September 30, 2018, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$10,729,438,021

Unrealized appreciation	$9,844,432,759
Unrealized depreciation	(460,731,165)
Net unrealized appreciation (depreciation)	$9,383,701,594

Distributable earnings:
Undistributed ordinary income	$53,988,677
Undistributed long term capital gains	359,238,951
Total distributable earnings	$413,227,628

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended September 30, 2018, aggregated $309,018,360 and $1,395,082,388, respectively.

7. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended September 30, 2018, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year		Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates
Albemarle Corp.	6,998,000	179,700	(110,400)	7,067,300	$705,175,194		$9,296,384	$8,372,984	$(259,809,262)
John Wiley & Sons Inc., A	4,130,332	—	(2,742,608)	1,387,724	—	[a]	3,385,819	40,334,102	— [a]
Matthews International Corp., A	2,538,911	—	—	2,538,911	127,326,387		1,929,572	—	(30,720,823)

Total Affiliated Securities (Value is 4.1% of Net Assets)					$832,501,581		$14,611,775	$48,707,086	$(290,530,085)

aAs of September 30, 2018, no longer an affiliate.

franklintempleton.com	Annual Report	29

FRANKLIN MANAGED TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends Fund (continued)

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended September 30, 2018, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At September 30, 2018, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurements. The amendments in the ASU modify the disclosure requirements on fair value measurements in Topic 820. The ASU is effective for interim and annual reporting periods beginning after December 15, 2019. Management is currently evaluating the impact, if any, of applying this provision.

30	Annual Report	franklintempleton.com

FRANKLIN MANAGED TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends Fund (continued)

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. The conversion feature will become effective October 5, 2018. Further details are disclosed in the Fund’s Prospectus.

Abbreviations

Selected Portfolio
ADR American Depositary Receipt

franklintempleton.com	Annual Report	31

FRANKLIN MANAGED TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Managed Trust and Shareholders of Franklin Rising Dividends Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Rising Dividends Fund (the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

November 29, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

32	Annual Report	franklintempleton.com

Franklin Managed Trust

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $438,110,673 as a long term capital gain dividend for the fiscal year ended September 30, 2018.

Under Section 871(k)(2)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $23,785,646 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended September 30, 2018.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended September 30, 2018.

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $364,535,879 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended September 30, 2018. Distributions, including qualified dividend income, paid during calendar year 2018 will be reported to shareholders on Form 1099-DIV by mid-February 2019. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

franklintempleton.com	Annual Report	33

FRANKLIN MANAGED TRUST

FRANKLIN RISING DIVIDENDS FUND

Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Franklin Managed Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017. The purpose of the meeting was to vote to approve a new investment management agreement with Franklin Advisers, Inc. and to elect Trustees of Franklin Managed Trust. At the meeting, (i) the proposal to approve a new investment management agreement with Franklin Advisers, Inc. was approved by shareholders for Franklin Rising Dividends Fund and (ii) the following persons were elected by the shareholders to serve as Trustees of Franklin Managed Trust: Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Larry D. Thompson, and John B. Wilson. No other business was transacted at the meeting.

In connection with the meeting, management is aware that some shareholders received from the proxy solicitor numerous calls and mailings that may have been distracting. Management is taking steps to ensure that, in the future, for any new shareholder meeting solicitations that occur, such activity is not repeated. Management apologizes for any inconvenience that may have been caused as a result of such calls and mailings.

The results of the voting at the meeting are as follows:

Proposal 1.	To approve a new investment management agreement with Franklin Advisers, Inc.:

Shares
For	118,558,812
Against	2,551,457
Abstain	4,550,933
Broker Non-Votes	44,129,197
Total Fund Shares Voted	169,790,400
Total Fund Shares Outstanding*	319,597,933

Proposal 2.	To elect a Board of Trustees:

Name	For	Withheld
Harris J. Ashton	164,378,632	5,411,767
Terrence J. Checki	164,378,215	5,412,185
Mary C. Choksi	164,568,768	5,221,632
Edith E. Holiday	164,676,010	5,114,390
Gregory E. Johnson	164,575,250	5,215,150
Rupert H. Johnson, Jr.	164,362,536	5,427,864
J. Michael Luttig	164,561,061	5,229,339
Larry D. Thompson	164,516,372	5,274,028
John B. Wilson	164,605,178	5,185,222

Total Trust Shares Outstanding*: 319,597,933

* As of the record date.

34	Annual Report	franklintempleton.com

FRANKLIN MANAGED TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2017	136	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2017	112	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2017	136	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2017	136	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2017	136	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

franklintempleton.com	Annual Report	35

FRANKLIN MANAGED TRUST

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2017	136	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee and Lead Independent Trustee since December 2017	112	None

Principal Occupation During at Least the Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing) (2002-present); Senior Advisor, McKinsey & Co. (consulting) (2017-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	150	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board, Trustee since December 2017 and Vice President since 1991	136	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

36	Annual Report	franklintempleton.com

FRANKLIN MANAGED TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since December 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Vice president since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

franklintempleton.com	Annual Report	37

FRANKLIN MANAGED TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Vice President since 2006 and Secretary since December 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Donald G. Taylor (1954) 280 Park Avenue New York, NY 10017	President and Chief Executive Officer- Investment Management	Since 2014	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Officer of one of the investment companies in Franklin Templeton Investments and formerly, President and Chief Investment Officer, Franklin Advisory Services, LLC (1999-2017).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2017. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

38	Annual Report	franklintempleton.com

FRANKLIN MANAGED TRUST

FRANKLIN RISING DIVIDENDS FUND

Shareholder Information

Board Review of Investment

Management Agreements

FRANKLIN MANAGED TRUST

Franklin Rising Dividends Fund

(Fund)

At an in-person meeting held on April 17, 2018 (Meeting), the Board of Trustees (Board) of Franklin Managed Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided

franklintempleton.com	Annual Report	39

FRANKLIN MANAGED TRUST

FRANKLIN RISING DIVIDENDS FUND

SHAREHOLDER INFORMATION

by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2017. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional multi-cap core funds. The Board noted that the Fund’s annualized total return for the one- and five-year periods was below the median of its Performance Universe, but for the three- and 10-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory. In doing so, the Board noted management’s explanation that the Fund’s Performance Universe included funds with broader investment universes than the Fund’s investment universe. The Board further noted management’s explanation that investment selection and portfolio positioning contributed to the Fund’s underperformance for the one- and five-year periods, but that management believes maintaining its current strategy will benefit Fund performance over the longer term. The Board also noted that the Fund’s annualized total return for the one- and five-year periods, while below the median, exceeded 20% and 13%, respectively, and for the one-year period was only four basis points below the median.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers (Management Rate), if any, of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and 10 other multi-cap core funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2017, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to Franklin Resources, Inc. and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

40	Annual Report	franklintempleton.com

FRANKLIN MANAGED TRUST

FRANKLIN RISING DIVIDENDS FUND

SHAREHOLDER INFORMATION

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

franklintempleton.com	Annual Report	41

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Annual Report and Shareholder Letter

Franklin Rising Dividends Fund

Investment Manager

Franklin Advisers, Inc.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	158 A 11/18

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $100,684 for the fiscal year ended September 30, 2018 and $58,118 for the fiscal year ended September 30, 2017.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4 were $3,102 for the fiscal year ended September 30, 2018 and $3,071 for the fiscal year ended September 30, 2017. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $5,000 for the fiscal year ended September 30, 2018 and $0 for the fiscal year ended September 30, 2017. The services for which these fees were paid included tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $6,539 for the fiscal year ended September 30, 2018 and $0 for the fiscal year ended September 30, 2017. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $27,500 for the fiscal year ended September 30, 2018 and $14,000 for the fiscal year ended September 30, 2017. The services for which these fees were paid included the issuance of an Auditor’s Certificate for South Korean regulatory shareholders disclosures, assets under management certification, and benchmarking services in connection with the ICI TA Survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)    pre-approval of all audit and audit related services;

(ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)    pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $42,141 for the fiscal year ended September 30, 2018 and $17,071 for the fiscal year ended September 30, 2017.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company.    N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MANAGED TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	November 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	November 27, 2018

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date	November 27, 2018